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                                                                   EXHIBIT 23(c)

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 11, 1998 included in the Proxy Statement of Ride, Inc. that is made a part of the Registration Statement (Form S-4) and Prospectus of K2 Inc. for the registration of 1,519,574 shares of its common stock.

                                          ERNST & YOUNG LLP

Seattle, Washington
August 6, 1999